Exhibit 10.1

                               FIRST AMENDMENT TO

                         EXECUTIVE EMPLOYMENT AGREEMENT

                                JOHN C. ANTENUCCI



     This FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT ("First Amendment") is entered into as of this 31st day of January, 2005, by and between PlanGraphics Inc., a Colorado corporation, formerly known as Integrated Spatial Information Solutions, Inc. ("Employer") and John C. Antenucci ("Executive").


     WHEREAS, Executive and Employer are parties to an Executive Employment Agreement dated May 1, 2002 ("the Agreement"); and

     WHEREAS, paragraph 2 of the Agreement provides that the term of the Agreement shall expire on April 30, 2005 (the "Expiration Date"); and

     WHEREAS, Executive and Employer desire to amend the Agreement in order to provide a nine-month extension of the term of the Agreement and to make no other changes to the Agreement.

     NOW THEREFORE, and in consideration of the mutual covenants and agreements hereinafter contained, the parties hereby agree as follows:

     1. Paragraph 2 of the Agreement is hereby amended to change the Expiration Date from April 30, 2005, to January 31, 2006.

     2. All other terms and conditions of the Agreement shall remain unchanged.


     EXECUTED at Frankfort, Kentucky, on the date aforesaid.


EXECUTIVE:                                 PLANGRAPHICS, INC., A COLORADO
                                           CORPORATION

/s/ John C. Antenucci                      By: /s/ Gary Murray
---------------------                      -------------------
John C. Antenucci                          Gary Murray, Chairman